UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To the Stockholders of Healthcare Trust, Inc.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”), which will be held virtually on Thursday, June 1, 2023 commencing at 1:00 p.m. Eastern Time. The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the proxy statement.
At the Annual Meeting you will be asked to elect the persons named in the accompanying proxy statement as Class III directors and to vote on two other proposals as described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement.
You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/HTI2023. To participate in the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. Stockholders will not be able to physically attend the Annual Meeting.
Details concerning the matters to come before stockholders at the Annual Meeting are described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient and economic way to access the proxy materials and authorize a proxy to vote your shares.
Your vote is very important. Please respond as soon as possible to help us avoid potential delays and additional expenses to solicit votes.
On behalf of the Board of Directors, we appreciate your support.
Sincerely,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Chief Executive Officer and President

650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2023
April 18, 2023
To the Stockholders of Healthcare Trust, Inc.:
I am pleased to invite our stockholders to the 2023 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “Annual Meeting”), of Healthcare Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Thursday, June 1, 2023. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/HTI2023.
If you plan to attend the Annual Meeting online, you will need the control number included on the Notice of Internet Availability of Proxy Materials or, if you requested paper copies, in the instructions printed on your proxy card. Instructions are also described in the accompanying proxy statement. At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (3) a proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein in the accompanying proxy statement, and (4) the transaction of such other matters as may properly come before the Annual Meeting. Our Board of Directors has fixed the close of business on March 27, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to its stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/HTI. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.

You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Scott M. Lappetito

Scott M. Lappetito
Chief Financial Officer, Secretary and Treasurer
This Notice of Annual Meeting and proxy statement are first being distributed or made available, as the case may be, on or about April 18, 2023.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 1, 2023. This proxy statement and our Annual Report on Form 10-K are available free of charge at
www.proxyvote.com/HTI.

HEALTHCARE TRUST, INC.

i

650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “Annual Meeting”), and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2022 (our “2022 Annual Report”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive office is 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company is providing stockholders with access to its proxy materials over the Internet. As a result, the Company is mailing to its stockholders a Notice of Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials. All stockholders receiving the Notice of Availability will have the ability to access the proxy materials over the Internet and to request a paper copy by mail by following the instructions in the Notice of Availability. In addition, the proxy card contains instructions for electing to receive proxy materials over the Internet or by e-mail. Mailing of paper copies of this Notice of Annual Meeting Stockholders and Proxy Statement will begin on or about April 18, 2023. The principal executive offices of the Company are located at 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Thursday, June 1, 2023 commencing at 1:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/HTI2023. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as to submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting. If you have any technical disruptions or connectivity issues during the Annual Meeting, please allow for some time for the meeting website to refresh automatically, or for the meeting operator to provide updates.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a legal proxy. Beneficial holders who want to attend and also vote in person at the Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving the right to vote their shares in person at the Annual Meeting and by presenting it with their online ballot during the meeting.
Restricted stockholders as of the close of business on March 27, 2023, the record date (the “Record Date”), may register to participate in the Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/HTI2023. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request.
Q:
Why did you send me these Proxy Materials?

A:
You are receiving these materials because you owned our shares of common stock, $0.01 par value per share (the “Common Stock”), as a “registered” stockholder or you held shares of Common Stock in “street name” on the Record Date for the Annual Meeting. This Proxy Statement contains information related to the solicitation of proxies for use at the Annual Meeting.

We had 106,566,638 shares of Common Stock issued and outstanding on the Record Date.
Q:
Who is soliciting my proxy?

A:
This solicitation of proxies is made by and on behalf of our Board of Directors. Under applicable regulations of the SEC, each of our directors and director nominees, and certain of our officers, may solicit proxies and are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 7 of this Proxy Statement. Other than the persons described in this Proxy Statement, no regular employees of our advisor, Healthcare Trust Advisors, LLC (the “Advisor”), will solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in the furtherance of this solicitation. We have also engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other thing, assist us in solicitating proxies.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. By submitting your proxy to us, you are appointing Edward M. Weil, Jr. and Scott M. Lappetito, each of whom are executive officers as your proxies, and you are giving them permission to vote your shares of the Company’s Common Stock at the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to consider and vote upon:

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the election of Edward M. Weil, Jr. and Leslie D. Michelson as Class III directors to serve until our 2026 Annual Meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify;

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the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

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a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein; and

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the transaction of such other matters as may properly come before the Annual Meeting.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock as of the close of business on the Record Date or who holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of Common Stock held as of the close of business on the Record Date entitles the holder to one vote.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of shares of our outstanding Common Stock as of the close of business on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes, to the extent any broker non-votes exist, will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with any of the proposals except for the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of stock of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends you vote:

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“FOR” the election of Edward M. Weil, Jr. and Leslie D. Michelson as Class III directors;

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“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023; and

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“FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/HTI;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on May 31, 2023, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, because it is quick, convenient and provides a cost savings to us. Authorizing a proxy to vote your shares by following the instructions on the enclosed proxy card prior to the meeting date will ensure that your vote is recorded immediately and avoid postal delays that my cause your proxy to arrive late in which case your vote will not be counted.
If you are a registered stockholder and elect to attend the Annual Meeting, you can submit your vote during the Annual Meeting within the online portal, and any previous proxy that you authorized by following the instructions on the enclosed proxy card, will be superseded. To attend the Annual Meeting, you will need your control number.
Street Name Stockholders.   If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the close of business on the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Please use the voting forms and instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by following the instructions on the enclosed proxy card or possibly by telephone depending on the broker’s procedures. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
Q:
What if I submit my proxy and then change my mind?

A:
Registered Stockholder.   If you are a registered stockholder, you have the right to revoke your proxy at any time before the Annual Meeting by:

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notifying our Secretary, in writing at Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary;

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attending the Annual Meeting and voting in person;

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returning another proxy card dated after your first or prior proxy card; or

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authorizing a new proxy by following the instructions on the enclosed proxy card to vote your shares.

Merely attending the Annual Meeting will not, by itself, revoke your proxy, you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Only the most recent proxy or vote we receive before or during the Annual Meeting will be counted and all others will be discarded regardless of the method of voting.
Street Name Stockholders.   If you are the beneficial owner of your shares but not a registered stockholder, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.
Q:
Will my vote make a difference?

A:
Yes. Shares of our Common Stock are widely held. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:   •
Proposal No. 1  —  Election of Directors.   The election of each nominee for director requires the affirmative vote of a plurality of all of the votes cast at a duly called meeting at which a quorum is present, in person via webcast or by proxy. There is no cumulative voting in the election of our directors. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote but will be considered present for purposes of determining the presence of a quorum.

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Proposal No. 2  —  Ratification of Appointment of Independent Registered Public Accounting Firm.    This proposal requires the affirmative vote of a majority of all of the votes cast at a duly called meeting at which a quorum is present. For purposes of this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers have discretionary voting authority with regard to this proposal we do not expect any broker non-votes in connection with this proposal.

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Proposal No. 3  —  Non-Binding Advisory Resolution on Named Executive Officer Compensation.    This proposal requires the affirmative vote of a majority of all the votes cast on the proposal at a meeting at which a quorum is present. An abstention or broker non-vote on this proposal will not be counted as a vote cast and will have no effect on the result of the vote.

Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of Edward M. Weil, Jr. and Leslie D. Michelson as Class III directors to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify, (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and (3) “FOR” the non-binding advisory resolution on named executive officer compensation.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. If other matters requiring the vote of our stockholders properly come before the Annual Meeting, the persons named in the proxy card intend to vote the proxies held by them in their discretion.
Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person for election as a director or presenting any other business for consideration at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) may do so by following the procedures prescribed in our Amended and Restated Bylaws, as amended, (the “Bylaws”) and, in the case of proposals or nominations within the scope of Rule 14a-8 or Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by following the procedures specified by those rules. For additional information, including deadlines applicable to the 2024 Annual Meeting see “Stockholder Proposals for the 2024 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting on behalf of our Board of Directors. We have engaged Broadridge to, among other things, assist us in distributing and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $25,000 to distribute proxies plus other fees and expenses for other services related to this proxy distribution, including disseminating broker search cards; distributing proxy materials; operating online and telephone voting systems; and receiving executed proxies. We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy materials to our stockholders.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/HTI.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/HTI;

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via telephone, at (855) 973-0096; or

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via e-mail, at sendmaterial@proxyvote.com.

Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all your shares of Common Stock are voted. The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, among other things, send a single set of any proxy statement, annual report, notices or information statement to any household at which two or more stockholders reside if they share the same address. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2022 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you have any questions about this Proxy Statement or the Annual Meeting or if you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or mail us a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Our email address is investorrelations@ar-global.com. Our website is www.healthcaretrustinc.com.
We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our Advisor. Our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our Bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at six persons, for which one is currently vacant. At any time that the number of directors comprising the Board is less than five, one director must be a managing director. A “managing director” means an individual identified by the Advisor or, in the absence of such designation, the individual then serving as chief executive officer. At any time that the number of directors comprising the Board is five or more, up to two directors shall be managing directors; provided, however, that, if only one managing director is identified by the Advisor, the Board will include one managing director. To qualify for nomination or election as a director, an individual at the time of nomination and election must meet the qualifications of an independent director or managing director, as the case may be, depending on the position for which such individual may be nominated or elected. An “independent director” means an individual who meets the qualifications of an independent director set forth in our corporate governance guidelines, as amended from time to time. Our Board is comprised of four persons that are “independent directors” as that term is defined in the Nasdaq rules and one is a “managing director.” There is one vacancy on the Board which resulted from the death of Lee M. Elman, a prior director, in November 2022. As of the date of this Proxy Statement, the Board has not filled that vacancy.
Under the “Corporate Governance Requirements” of the Nasdaq Stock Market (“Nasdaq”) a majority of our directors must be “independent” as defined in the Nasdaq rules. Any director of the Company may resign at any time by delivering his or her resignation to the Board, the chairman of the Board or the secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about each member of the Board of Directors, including Edward M. Weil, Jr. and Leslie D. Michelson each of whom are Class III directors with terms expiring at the Annual Meeting. Both have been nominated for reelection. We have also included information regarding each of the continuing members of our Board and for each of our executive officers:

Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Leslie D. Michelson	III	72	Non-Executive Chairman; Audit Committee Chair	2015	2023	2026
Edward M. Weil, Jr.	III	56	Chief Executive Officer, President and Director	2016	2023	2026
Continuing Directors
B.J. Penn	I	84	Independent Director	2019	2024	—
Edward G. Rendell	II	79	Independent Director	2015	2025	—
Elizabeth K. Tuppeny	II	62	Independent Director; Nominating and Corporate Governance Committee Chair	2013	2025	—
Executive Officers (not listed above)
Scott M. Lappetito	N/A	36	Chief Financial Officer, Treasurer and Secretary	N/A	N/A	N/A
Nominees for Class III Directors
Leslie D. Michelson
Leslie D. Michelson, a Class III director, has served as an independent director of the Company since December 2015, including as non-executive chair since October 2016. Mr. Michelson has served as an independent director of The Necessity Retail REIT, Inc. (“RTL”) since February 2017. In addition, Mr. Michelson has served as an independent director of Franklin BSP Lending Corporation (“FBLC”) since January 2011, including as lead independent director since 2016, Franklin BSP Capital Corporation including as lead independent director since March 2020, and Franklin BSP Private Credit Fund including as lead independent director since October 2022. Mr. Michelson has served as an independent director of BSP Franklin Credit Corporation since January 2021. Since March 2021, he has also served as an independent director and a member of the audit committee, nominating and corporate governance committee and compensation committee of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the New York Stock Exchange (“NYSE”).
Mr. Michelson previously served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) from November 2015 until the close of RCA’s merger with RTL in February 2017, and previously served as an independent director of RCA from March 2012 until October 2012. Mr. Michelson previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016, an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017, an independent director of VEREIT from October 2012 until April 2015, and an independent director of Crossroads Capital, Inc. (formerly known as BDCA Venture, Inc., “Crossroads Capital”) from June 2014 until June 2015.
From April 2007 until February 2020, Mr. Michelson served as the chairman and chief executive officer of Private Health Management Inc. and, since March 2020, Mr. Michelson has served as executive chairman and a director of the company, which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated developing and commercializing high-value pharmaceutical products, from April 2013 until September 2018. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

Our Board of Directors believes that Mr. Michelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr., a Class III director, has served as a director of the Company since October 2016 and chief executive officer and president of the Company, the Advisor and the Property Manager since August 2018. Mr. Weil also previously served as an executive officer of the Company, the Advisor and the Property Manager from formation in October 2012 until November 2014. Mr. Weil also has been the chief executive officer of AR Global Investments, LLC (“AR Global”) since January 2016 and owns a non-controlling interest in the parent of AR Global. He also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed Global Net Lease, Inc. (“GNL”) since January 2017; as executive chairman of NYSE-listed American Strategic Investment Co. (“NYC”) since November 2015 and as chief executive officer, president and secretary of NYC, and its advisor and property manager since March 2017; and as chairman of the board of directors of Nasdaq-listed RTL and as chief executive officer and president of RTL, the RTL advisor and the RTL property manager since November 2015. Since March 2021, he has also served as a director of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the NYSE.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global II, Inc. (“Global II”) until its merger with GNL in December 2016; as a director of FBLC until November 2016, when FBLC’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of RCA until its merger with RTL in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of RCIFT, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
B.J. Penn
B.J. Penn, a Class I director, has served as an independent director of the Company since July 2019. Previously, Mr. Penn served as an independent director of HT III from August 2014 until its dissolution and liquidation in March 2019 following the completion of the sale of substantially all its assets to the Company. Mr. Penn has served as president of Penn Construction Group, Inc., a company that provides design/engineering, construction solutions and project management services, since January 2010, and has served as president and chief executive officer of Genesis IV, LLC, a company that provides consulting services in the areas of cyber procurement and systems acquisition, since October 2010. Mr. Penn is the chairman of the board of directors of Spectra Systems Corporation, is a trustee emeritus at the George

Washington University and serves on the boards of the National Trust for the Humanities and the Naval Historic Foundation. Mr. Penn previously served as Acting Secretary of the Navy and as Assistant Secretary (Installations and Environment) of the Navy where he was responsible for managing Navy and Marine Corps real property, housing and other facilities totaling 72,500 buildings and 4,484,000 acres. Mr. Penn earned a Masters of Science from the George Washington University and a Bachelor of Science from Purdue University.
Our Board of Directors believes that Mr. Penn’s experience as a director or executive officer of the companies described above and his experience in various leadership positions in the Navy make him a valuable and well qualified member of our Board of Directors.
Governor Edward G. Rendell
Gov. Edward G. Rendell, a Class II director, has served as an independent director of the Company since December 2015. Gov. Rendell has also served as an independent director of GNL since March 2012 and as an independent director of RTL since February 2017. Gov. Rendell has served as an independent director of FBLC, an entity which was previously advised by an affiliate of AR Global, since January 2011. Gov. Rendell previously served as an independent director of RCA from October 2012 until the close of the merger of RCA with RTL in February 2017, and also previously served as an independent director of RCA from February 2011 until March 2012. He previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016. Gov. Rendell served as an independent director of VEREIT, Inc. (formerly known as American Realty Capital Properties, Inc., “VEREIT”) from February 2013 until April 2015.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny, a Class II director, has served as an independent director of the Company since January 2013, including as the chair of our nominating and corporate governance committee since January 2016. Ms. Tuppeny has also served as an independent director of NYC, a NYSE-listed real estate investment trust (REIT) with a $863.6 million portfolio of high-quality commercial real estate located within the five boroughs of New York City, particularly in Manhattan, since March 2014, including as NYC’s lead independent director since December 2014. Ms. Tuppeny has also served as an independent director of Franklin BSP Realty Trust, Inc., a wholly-owned subsidiary of Franklin Templeton and a real estate finance company focused on mortgage originations and acquisitions for a diversified portfolio of commercial real estate debt secured by properties located in the United States, since January 2013, including as its lead independent director since July 2016. Ms. Tuppeny also served as an independent director of American Realty Capital Trust IV, Inc. from May 2012 until January 2014.
As the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, Ms. Tuppeny has over 30 years of experience in the branding and advertising industries and has driven business strategies for Fortune 500 companies, focused on maximizing return on investment with internal, external and brand advocacy marketing. Domus provides services to Fortune 500 companies, including Chevron, Citibank, ConAgra, Diageo, DuPont, Epson, Mattel, Merck, Merrill Lynch, Procter & Gamble, Ralph Lauren and Westinghouse. Domus’ real estate clients include Ritz Carlton Residences, S&H Associate’s (Tel Aviv) Parkway 22, and PMC Real Estate.
Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council, a public-private development organization, for three-plus years where she evaluated and approved over 500- industrial and commercial real estate transactions totaling over $1 billion that helped to attract jobs to Philadelphia, including Citizen’s Bank Park and The Navy Yard.
Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia International Tourism Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the prestigious national Stevie Award as the nation’s top woman entrepreneur in 2004, outperforming 13,000 entrants, and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce.
Ms. Tuppeny has expertise in world-class governance best practices from her certifications from Harvard Business School’s Executive Leadership program, Making Corporate Boards More Effective; the National Association of Corporate Directors’ Master Class, MIT’s Cybersecurity: Technology, Application and Policy, EY’s Center for Board Matters and is currently completing Leverage Diversity and Inclusion for Organizational Excellence at Stanford’s Graduate School of Business.
Ms. Tuppeny has taught at Temple University, taught post-graduate students Strategic Positioning and Branding at New York University, and has guest-lectured on the same topic at the University of Pennsylvania, where she received her undergraduate degree from the University of Pennsylvania’s College of Arts and Sciences and The Annenberg School of Communications. Ms. Tuppeny was inaugurated into the University of Pennsylvania’s Senior Honor Society and is a member of the University of Pennsylvania’s Sports Hall of Fame, where she held five all-time school records.
Our Board of Directors believes that Ms. Tuppeny’s extensive experience as a director of the companies described above and as chief executive officer and founder of Domus makes her well qualified to serve on our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “— Nominees for Class III Directors — Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.
Scott M. Lappetito
Scott M. Lappetito has served as the chief financial officer, treasurer and secretary of the Company since December 2021. Mr. Lappetito has also served as the chief financial officer, treasurer and secretary of the Advisor and Property Manager since December 2021. Mr. Lappetito joined AR Global in October 2016 and has served various accounting roles at entities that are or were advised by affiliates of AR Global, including as the Company’s chief accounting officer since April 2019, the Company’s controller from November 2017 through April 2019, as chief accounting officer of RTL from November 2019 through March 2020, controller of HT III from November 2017 until its dissolution and liquidation in March 2019 and assistant controller of AR Global from October 2016 through November 2017. Prior to joining AR Global, Mr. Lappetito held various financial and practice leadership roles, including vice president of corporate accounting at Citigroup, Inc. from March 2014 to October 2016. Prior to that, Mr. Lappetito served in various other senior finance and accounting positions at other public companies. Mr. Lappetito began his career in public accounting in November 2010 with PricewaterhouseCoopers LLP. Mr. Lappetito is a certified public accountant in the State of New York, holds a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Villanova University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing the management of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees. The Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. The Advisor and the Property Manager are under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global.
The Board held a total of nine meetings and took action by written consent or electronically on 12 occasions during the year ended December 31, 2022. All directors attended all of the Board meetings, with the exception of Governor Rendell who did not attend one meeting. All directors attended the 2022 Annual Meeting of Stockholders. We encourage all directors to attend our annual meetings of stockholders. The Board has a standing audit committee and a nominating and corporate governance committee. The Company does not currently have a compensation committee, but the nominating and corporate governance committee carries out the responsibilities typically associated with a compensation committee.
Leadership Structure of the Board of Directors
Leslie D. Michelson, an independent director, currently serves as our non-executive chairman of the Board. Edward M. Weil, Jr. serves as our chief executive officer and president.
As non-executive chairman, Mr. Michelson organizes the work of the Board and presides over meetings of the Board. In addition, Mr. Michelson is involved in our strategy and operations, and he is expected to devote a significant amount of his time to the Company in this capacity. Mr. Michelson’s responsibilities include, among others: (i) overseeing organizational strategy with the chief executive officer and other officers, responding to changes in the healthcare industry, in addition to setting Board strategy and objectives; (ii) meeting with key advisory and strategic relationships (credit and lending, accounting and audit, and investment banking), as well as key tenants and clients; (iii) monitoring our portfolio performance and serving as the principal liaison between the chief executive officer and the Board to communicate business and management topics; and (iv) consulting and communicating alongside the chief executive officers with stockholders.
As chief executive officer and president, Mr. Weil works in coordination with Mr. Michelson. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles but also provides for collaborative work on strategy and operations, is appropriate at this time. The goal of the division of authority and responsibilities is to capitalize on Mr. Michelson’s extensive experience with, knowledge of and influence in the industry, allowing Mr. Weil to focus on managing the business. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure for the Company and is best for the Company at this time. Mr. Michelson, in his capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all material transactions, including property acquisitions and dispositions, the incurrence and assumption of debts and securities offerings, as well as its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews and approves transactions with related parties such as the Advisor, AR Global and their affiliates, and resolves other conflicts of interest. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Mr. Michelson, Ms. Tuppeny, Gov. Rendell, and Mr. Penn, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq Stock Market (“Nasdaq”). Mr. Michelson is the chair of our audit committee. Our audit committee held five meetings during the year ended December 31, 2022. All of our directors who are members of the audit committee attended all of these meetings. The audit committee charter is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter” and to any stockholder who sends a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019. The Board of Directors has determined that Mr. Elman, Mr. Michelson and Ms. Tuppeny each qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2022 is discussed below under the heading “Audit Committee Report.”
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Mr. Michelson, Mr. Penn, Gov. Rendell and Ms. Tuppeny, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq. Ms. Tuppeny serves as the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee held two meetings during the year ended December 31, 2022. All members of the nominating and corporate governance committee attended all of these meetings. The charter of the nominating and corporate governance committee is available to any stockholder who sends a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019 and is also available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” In addition to being independent directors, all of the members of our nominating and corporate governance committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act.
The principal functions of the nominating and corporate governance committee, which also carries out responsibilities typically carried out by a compensation committee, are to:
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provide counsel to the Board with respect to the organization, function and composition of the Board and its committees;

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periodically review and, if appropriate, recommend to the Board changes to the Company’s corporate governance policies and procedures;

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monitor compliance with the Company’s corporate governance policies and procedures;

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identify and recommend to the Board potential director candidates for election as directors, consistent with criteria approved by the Board, and the selection of nominees for election as directors at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);

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approve and evaluate all compensation plans, policies and programs as they affect the Company’s executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of the Company’s executive officers;

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oversee the Company’s equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent rights and other equity-based awards;

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assist the Board and the Chairperson of the Company in overseeing the development of executive succession plans;

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determine from time to time the remuneration for the Company’s independent directors;

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assist the Board in resolving conflict of interest situations and transactions between the Company, on the one hand, and any of the Company’s sponsor, the Company’s Advisor, a director, an officer or any affiliate thereof, on the other hand; and

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ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, Nasdaq listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a board member of another publicly-held company;

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academic expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
The nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2023 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
Director Independence
Even though shares of our Common Stock are not listed on Nasdaq, the Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of Nasdaq, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that none of Mr. Michelson, Gov. Rendell, Ms. Tuppeny and Mr. Penn has any relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and each of them is “independent” within the meaning of the applicable listing standards of Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Managing Director
As described herein, our Bylaws require, among other things, that at any time the number of directors comprising the Board is less than five, one director must be a “managing director.” If at any time the number of directors comprising the Board is five or more, up to two directors must be “managing directors,” provided, however, that if only one managing director is identified by the Advisor, the Board will include one managing director. The term “managing director” is defined under the Bylaws as an individual identified by the Advisor or, if not identified, the individual serving as the Company’s chief executive officer. Mr. Weil serves as our chief executive officer and is thus a managing director.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Compensation Committee Interlocks and Insider Participation
No member of the nominating and corporate governance committee (which oversees any compensation plans or programs) is or ever has been an officer or employee of the Company and no member of the nominating and corporate governance committee had any relationships during 2022 requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or the nominating and corporate governance committee. Accordingly, the fiscal year ended December 31, 2022 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. Our Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.healthcaretrustinc.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed REIT and we have no employees. We therefore do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see the discussion below and in “Certain Relationships and Related Transactions.”
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Mr. Weil, our chairman, chief executive officer and president, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our nominating and corporate governance committee (which carries out the responsibilities typically associated with a compensation committee) is involved with or consulted regarding this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of certain of our named executive officers, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. The aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including executive officers) is subject to a limit for each fiscal year that is equal to the greater of a fixed and a variable component based on a percentage of the Company’s total real estate investments, at cost. Each component of the limit increases each year by an annual cost of living adjustment. For the year ended December 31, 2022, the fixed component was approximately $7.4 million and the variable component was approximately $7.5 million. The fixed component of the limit is subject to reduction in connection with certain dispositions that reduce the assets of the Company. See “Certain Relationships and Related Transactions — Advisor — Professional Fees and Other Reimbursements” for further details. Furthermore, we are not responsible for reimbursing the salaries, wages and benefits of any executive officer of the Company who is also a partner, member or equity owner of AR Global, such as Mr. Weil.
Other Compensation
We have not adopted any other compensation plans, policies and programs affecting our named executive officers. The nominating and corporate governance committee is responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. We have not made any equity awards to our named executive officers. The nominating and corporate governance committee is also responsible for approving and administering all grants of awards under our restricted share plan (as amended, the “RSP”) to our named executive officers.
No compensation consultant played any role in any matters related to the Company’s arrangements involving its named executive officers during 2022 or in prior periods.

Pay Ratio
We have not included a ratio of the compensation our chief executive officer to our median employee because we do not have any employees.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2022, 2021 and 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., Chief Executive Officer and President	2022	—	—	—	—	—
	2021	—	—	—	—	—
	2020	—	—	—	—	—
Scott M, Lappetito, Chief Financial Officer, Secretary and Treasurer	2022	$321,521	$47,666	—	$29,023(2)	$398,210
	2021	$21,208(1)	$4,936(1)	—	$2,166(2)	$28,310
	2020	—	—	—	—	—

(1)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Mr. Lappetito, respectively, during the applicable year that was reimbursed by the Company pursuant to our advisory agreement.

(2)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Mr. Lappetito during 2021 that was reimbursed by the Company pursuant to our advisory agreement as follows: (1) for 2022: (a) $16,954 for payroll taxes; and (b) $12,069 for matching contributions to Mr. Lappetito’s 401(k); and (2) for 2021: (a) $1,218 for payroll taxes; and (b) $948 for matching contributions to Mr. Lappetito’s 401(k).

Compensation Policies and Practices Related to Risk Management
The nominating and corporate governance committee has determined that, to the limited extent the Company has compensation policies and practice, none of those policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of  $30,000 and an additional yearly retainer of $55,000 for the lead independent director or non-executive chair; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per meeting. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). In addition, since April 2017 our non-executive chairman has received a monthly retainer of $25,000, and our independent directors (with Mr. Michelson abstaining) approved the continued payment of this monthly retainer during each month of the year ending December 31, 2023.
We also pay a fee to each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in such person’s capacity as an independent director of the Company, in the following amounts:

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$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

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$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2022:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Leslie D. Michelson	$446,000	—	—	—	—	—	$446,000
Edward G. Rendell	$70,500	—	—	—	—	—	$70,500
B.J. Penn	$73,500	—	—	—	—	—	$73,500
Elizabeth K. Tuppeny	$73,500	—	—	—	—	—	$73,500
Lee M. Elman	$73,500	—	—	—	—	—	$73,500

(1)
No restricted shares were granted during the year ended December 31, 2022. As of December 31, 2022, Mr. Michelson, held approximately 97,343 unvested restricted shares, respectively. These unvested restricted shares relate to a grant in August 2017 of 300,000 restricted shares to Mr. Michelson, with one-seventh of the shares vesting annually in equal increments over a seven-year period with initial vesting on August 4, 2018.

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, which was mandated by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer or “PEO” and average “compensation actually paid” to our NEOs and the financial performance of the Company during the years ended December 31, 2022, 2021 and 2020, respectively, in each case calculated in a manner consistent with SEC rules.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Net Loss Attributable to Common Stockholders	Modified Funds from Operations
					(in thousands)	(in thousands)
2022	$—	$—	$398,210	$398,210	$(93,285)	$12,642
2021	$—	$—	$28,310	$28,310	$(92,942)	$22,940
2020	$—	$—	$—	$—	$(78,781)	$34,314

(1)
Edward M. Weil, Jr. is the PEO reflected in these columns for the fiscal years ended December 31, 2022, 2021 and 2020, respectively.

(2)
Compensation actually paid or “CAP” to our PEO and Non-PEO NEO is calculated based on the “Total Compensation” reported in the Summary Compensation Table above for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with Item 402(v) of Regulation S-K as follows.

(3)
Scott M. Lappetito is the non-PEO NEO reflected in these columns, and our only non-PEO for the covered fiscal years. Mr. Lappetito is the Company’s chief financial officer, treasurer and secretary.

PEO SCT Total to CAP Reconciliation
Fiscal Year	SCT Total	Deductions from SCT Total(1)	Additions to SCT Total(2)			CAP
			Fair Value of Current Year Equity Awards	Change in Value of Prior Years’ Awards Unvested	Change in Value of Prior Years’ Awards that Vested
2022	$—	$—	$—	$—	$—	$—
2021	$—	$—	$—	$—	$—	$—
2020	$—	$—	$—	$—	$—	$—
Average Non-PEO NEOs SCT Total to CAP Reconciliation:
Fiscal Year	SCT Total	Deductions from SCT(1)	Additions to SCT(2)			CAP
			Fair Value of Current Year Equity Awards	Change in Value of Prior Years’ Awards Unvested	Change in Value of Prior Years’ Awards that Vested i
2022	$398,210	$—	$—	$—	$—	$398,210
2021	$28,310	$—	$—	$—	$—	$28,310
2020	$—	$—	$—	$—	$—	$—

(1)
No equity awards have been granted.

(2)
We did not report a change in pension value for any of the years reflected in this table because the Company does not maintain a defined benefit or actuarial pension plan and therefore a deduction from SCT related to such pension plans is not needed.

Required Tabular Disclosure of Most Important Measures to Determine Fiscal 2022 CAP
In determining compensation actually paid for the year ended December 31, 2022, we did not consider any financial performance measures. Accordingly, we have not included a tabular list of our most important financial measures to determine compensation actually paid during the year ended December 31, 2022 pursuant to Item 402(v) of Regulation S-K and we have not included a “company selected measure” (CSM) column in the table above.
Share-Based Compensation
Restricted Share Plan
The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees, officers and directors of the Advisor and, as a general matter, employees of affiliates of the Advisor that provide services to the Company.
The total number of shares granted as awards under the RSP may not exceed 5.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time and in any event will not exceed approximately 3.5 million shares (as such number may be further adjusted for stock splits, stock dividends, combinations and similar events).

Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions to holders of restricted shares payable in shares of our Common Stock are subject to the same restrictions as the underlying restricted shares.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the record date, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by certain persons, including:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
Scott M. Lappetito	—	—
Leslie D. Michelson(3)	348,607	*
B.J. Penn	17,276	*
Edward G. Rendell	31,880	*
Elizabeth K. Tuppeny	34,950	*
All directors and executive officers as a group (seven persons)	432,713	*

*
Less than 1%.

(1)
The business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any securities that AR Global may own and Mr. Weil disclaims beneficial ownership of such securities. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the approximately 9,677 shares of our Common Stock or the 391,217 shares of Common Stock that may be issuable if performance and other conditions are met, in exchange for partnership units of our operating partnership, Healthcare Trust Operating Partnership, L.P. (the “OP”), designated as “Class B Units” (“Class B Units”) that are directly or indirectly beneficially owned by AR Global.

(3)
Includes (i) approximately 85,714 unvested restricted shares and approximately 13,006 unvested restricted shares issued as quarterly stock dividends from October 2020 until January 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil, Jr., our chief executive officer, president and one of our directors, also is the chief executive officer and president of the Advisor and the Property Manager. Scott M. Lappetito, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager. The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
Pursuant to our advisory agreement with the Advisor, the Advisor manages our day-to-day operations. The initial term of the advisory agreement expires on February 17, 2027, and is automatically renewed for another ten-year term upon each ten-year anniversary unless terminated (1) with notice of an election not to renew at least 365 days prior to the applicable tenth anniversary, (2) in accordance with a “Change of Control” (as defined in the advisory agreement) or a transition to self-management, (3) by 67% of the independent directors of the Board of Directors for cause, without penalty, with 45 days’ notice or (4) with 60 days prior written notice by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the advisory agreement or (b) any material breach of the advisory agreement of any nature whatsoever by the Company.
Asset Management Fees and Variable Management/Incentive Fees
Under the advisory agreement, the Company is required to pay the Advisor a base management fee, which is payable on the first business day of each month. The fixed portion of the base management fee is equal to $1.625 million per month. The variable portion of the base management fee is equal to one-twelfth of 1.25% of the cumulative net proceeds of any equity (including convertible equity and certain convertible debt but excluding proceeds from the Company’s distribution reinvestment plan) issued by the Company and its subsidiaries subsequent to February 17, 2017 per month. The base management fee is payable to the Advisor or its assignees in cash, OP Units or shares, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any OP Unit or share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2022, the Company incurred approximately $19.5 million in cash base asset management fees, including approximately $2.3 million with respect to the variable portion of the base management fee, to the Advisor, of which no amounts remained unpaid as of December 31, 2022.
In addition, the advisory agreement requires the Company to pay the Advisor a variable management/incentive fee quarterly in arrears equal to (1) the product of fully diluted number of shares of Common Stock outstanding multiplied by (2) (x) 15.0% of the applicable prior quarter’s Core Earnings (as defined below) per share in excess of   $0.375 per share plus (y) 10.0% of the applicable prior quarter’s Core Earnings per share in excess of  $0.47 per share. “Core Earnings” is defined as, for the applicable period, net income or loss, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding non-cash equity compensation expense, the variable management/incentive fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent and any associated bad debt reserves, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and approved by a majority of the independent directors). The variable management/incentive fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2022, the Advisor did not earn, and the Company did not incur any obligation to pay, a variable management/incentive fee to the Advisor.
With respect to periods ending prior to April 1, 2015, pursuant to the then effective advisory agreement and the limited partnership agreement of the OP (as amended from time to time, the “LPA”), the Company caused the OP to issue (subject to periodic approval by the Board) to the Advisor an asset management subordinated participation in the form of Class B Units. During these periods, the OP issued 359,250 Class B Units to the Advisor, all of which remain outstanding, but no Class B Units have been or will be issued pursuant to the advisory agreement and the LPA in effect with respect to subsequent periods. The issued and outstanding Class B Units will vest, and will no longer be subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) a listing; (2) another liquidity event or (3) the termination of the advisory agreement by an affirmative vote of a majority of the Company’s independent directors without cause; and (z) the Advisor is still providing advisory services to the Company (the “performance condition”). Unvested Class B Units will be forfeited immediately if: (a) the advisory agreement is terminated for any reason other than a termination without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of the Company’s independent directors without cause before the economic hurdle has been met. The Board determined in February 2018 that the economic hurdle had been satisfied, however none of the events have occurred, including a listing of the shares of Common Stock on a national securities exchange, which would have satisfied the other vesting requirement of the Class B Units. The Advisor receives cash distributions on each issued Class B Units equivalent to the cash distribution paid, if any, on shares of Common Stock. Stock dividends do not cause the OP to issue additional Class B Units, rather, the redemption ratio to Common Stock is adjusted. For the year ended December 31, 2022, as there were no cash distributions with respect to the Common Stock, there were no cash distributions with respect to the Class B Units.
Acquisition Expenses
The Advisor is reimbursed for services provided for which it incurs investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses may not exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimburses the Advisor for third party acquisition expenses. Under the advisory agreement, total acquisition expenses may not exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments. This threshold has not been exceeded through December 31, 2022. During the year ended December 31, 2022, the Advisor and its affiliates incurred on behalf of the Company acquisition expenses, including insourced expenses, of $22,785, all of which had been reimbursed by the Company as of December 31, 2022.
Professional Fees and Other Reimbursements
The Company reimburses the Advisor’s costs of providing administrative services including personnel costs, except for costs to the extent that the employees perform services for which the Advisor receives a separate fee. This reimbursement includes reasonable overhead expenses for employees of the Advisor or its affiliates directly involved in the performance of services on behalf of the Company, including the reimbursement of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. With respect to executive officers of the Advisor, the Company is required to reimburse the Advisor or its affiliates for the reasonable salaries and wages, benefits and overhead of the Company’s executive officers, other than for any executive officer that is also a partner, member or equity owner of AR Global, an affiliate of the Advisor. During the year ended December 31, 2022, the Company incurred $8.8 million of reimbursement expenses from the Advisor and its affiliates for providing administrative services, of which $39,021 remained unpaid as of December 31, 2022.
Further, under the advisory agreement, the aggregate amount of expenses relating to salaries, wages and benefits, including for executive officers and all other employees of the Advisor or its affiliates, that the Company is required to reimburse is limited (the “Capped Reimbursement Amount”), for each fiscal year, to an amount equal to the greater of: (a) a fixed component (the “Fixed Component”) and (b) a variable component (the “Variable Component”).
Both the Fixed Component and the Variable Component increase by an annual cost of living adjustment equal to the greater of (x) 3.0% and (y) the CPI, as defined in the advisory agreement, for the prior year ended December 31st. For the year ended December 31, 2022, (a) the Fixed Component was equal to $7.4 million, which reflected a 3% increase over the prior year as provided in the advisory agreement, and (b) the Variable Component was equal to: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year, divided by four, which amount is then (ii) multiplied by 0.29%, which equaled approximately $7.5 million. Thus, $7.5 million was the Capped Reimbursement Amount for the year ended December 31, 2022.
If we sell real estate investments aggregating an amount equal to or more than 25% of Real Estate Cost, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the advisory agreement), then within 12 months following the disposition(s), the advisory agreement requires the Advisor and the Company to negotiate in good faith to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the advisory agreement requires these negotiations within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the Company’s reduced assets.
Termination Payments
Under the advisory agreement, upon the termination or non-renewal of the agreement, the Advisor is entitled to receive from the Company all amounts due to the Advisor, including any change of control fee and transition fee, as well as the then-present fair market value of the Advisor’s interest in the Company. All fees will be due within 30 days after the effective date of the termination of the advisory agreement.
Upon a termination by either party in connection with a Change of Control, we are required to pay the Advisor a Change of Control fee equal to the product of four multiplied by the Subject Fees (as defined below).
Upon a termination by the Company in connection with a transition to self-management, we are required to pay the Advisor a transition fee equal to (a) $15.0 million plus (b) the product of four multiplied by the Subject Fees, provided that the transition fee shall not exceed an amount equal to 4.5 multiplied by the Subject Fees.
The “Subject Fees” are equal to (i) the product of  four multiplied by the actual base management fee plus (ii) the product of four multiplied by the actual variable management/incentive fee, in each of clauses (i) and (ii), payable for the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated, plus, (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised (but excluding proceeds from the Company’s distribution reinvestment plan) in respect of the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated.
Special Allocation
The LPA allows for the special allocation, solely for tax purposes, of excess depreciation deductions of up to $10.0 million to the Advisor, a limited partner of the OP. In connection with this special allocation, the Advisor has agreed to restore a deficit balance in its capital account in the event of a liquidation of the OP and has agreed to provide a guaranty or indemnity of indebtedness of the OP. No special allocation has been made to date.
Special Limited Partner
As of the date of this Proxy Statement, Healthcare Trust Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of the Advisor, owned approximately 10,237 shares of the Company’s outstanding Common Stock and holds a special limited partnership in the OP which entitles it to certain distributions (and any corresponding allocations) under the LPA.
If our Common Stock is listed on a national exchange, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated incentive listing distribution from the OP equal to 15.0% of the amount by which the market value of all issued and outstanding shares of Common Stock plus distributions exceeds the aggregate capital contributed plus an amount equal to a 6.0% cumulative, pre-tax non-compounded annual return to investors in the Company’s initial public offering of Common Stock. None of these distributions has been earned through the date of this Proxy Statement. If the Special Limited Partner or any of its affiliates receives the subordinated incentive listing distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive termination distribution described below.
Upon a liquidation or sale of all or substantially all of the Company’s assets, including through a merger or sale of stock, the Special Limited Partner will be entitled to receive a subordinated participation in the net sales proceeds of the sale of real estate assets from the OP equal to 15.0% of remaining net sale proceeds after return of capital contributions to investors in the Company’s initial public offering of Common Stock plus payment to investors of a 6.0% cumulative, pre-tax non-compounded annual return on the capital contributed by investors. None of these distributions has been earned through the date of this Proxy Statement. Any amount of net sales proceeds paid to the Special Limited Partner or any of its affiliates prior to the Company’s listing or termination or non-renewal of the advisory agreement with the Advisor, as applicable, will reduce dollar for dollar the amount of the subordinated incentive listing distribution described above and subordinated incentive termination distribution described below.
Pursuant to the LPA, upon termination or non-renewal of the advisory agreement, with or without cause, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated termination distributions from the OP equal to 15.0% of the amount by which the sum of the Company’s market value plus distributions exceeds the sum of the aggregate capital contributed plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors in the Company’s initial public offering of Common Stock. The Special Limited Partner is able to elect to defer its right to receive a subordinated distribution upon termination until either a listing of our Common Stock on a national securities exchange or other liquidity event occurs. If the Special Limited Partner or any of its affiliates receives the subordinated incentive termination distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive listing distribution described above.
Property Manager
Pursuant to a property management agreement with the Property Manager (as amended, the “Property Management Agreement”), unless the Company contracts with a third party, the Company pays the Property Manager a property management fee, on a monthly basis, equal to 1.5% of gross revenues from the Company’s stand-alone, single-tenant net leased properties managed and 2.5% of gross revenues from all other types of properties managed, plus market-based leasing commissions applicable to the geographic location of the property. The Company also reimburses the Property Manager for property level expenses incurred by the Property Manager. The Property Manager may charge a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties, and the Property Manager is allowed to receive a higher property management fee in certain cases if approved by our Board of Directors (including a majority of our independent directors).
If the Company contracts directly with third parties for such services, the Company will pay the third party customary market fees and will pay the Property Manager an oversight fee of 1.0% of the gross revenues of the property managed by the third party. In no event will the Company pay the Property Manager or any affiliate of the Property Manager both a property management fee and an oversight fee with respect to any particular property. If the Property Manager provides services other than those specified in the Property Management Agreement, the Company will pay the Property Manager a monthly fee equal to no more than that which the Company would pay to a third party that is not an affiliate of the Company or the Property Manager to provide the services.

The current term of the Property Management Agreement ends on February 17, 2023 and automatically renews for successive one-year terms unless any party provides written notice of its intention to terminate the agreement at least 90 days prior to the end of the term. The Property Manager may assign the agreement to any party with expertise in commercial real estate which has, together with its affiliates, over $100.0 million in assets under management.
During the year ended December 31, 2022, the Company paid approximately $4.2 million in fees (including property management fees and oversight fees) to the Property Manager. No other fees were paid to the Property Manager during the year ended December 31, 2022.
Summary of fees, expenses and related payables
The following table details amounts incurred and payable in connection with the Company’s operations-related services described above as of and for the periods presented:
(In thousands)	Year Ended December 31, 2022	Payable (Receivable) as of December 31, 2022
One-time fees and reimbursements:
Acquisition cost reimbursements	$23	$5
Ongoing fees and reimbursements:
Asset management fees	21,831	—
Property management fees(1)	4,200	3
Professional fees and other reimbursements(2)	8,820	39
Total related party operation fees and reimbursements	$34,874	$47

(1)
Inclusive of $0.7 million of leasing commissions which is included in prepaid expenses and other assets on the consolidated balance sheet as of December 31, 2022.

(2)
Included in general and administrative expenses in the consolidated statements of operations. Includes $6.0 million subject to the Capped Reimbursement Amount for the year ended December 31, 2022.

Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to the advisory agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under the advisory agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.
We have not paid the Advisor or any of its affiliates for any amounts pursuant to these obligations through the date of this Proxy Statement.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.

Our nominating and corporate governance committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2022 and during the period from January 1, 2023 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter which requires a determination that each related party transaction is fair to us and in our best interests. Either our nominating and corporate governance committee, our audit committee or our independent directors acting as a group has made this determination for each related party transaction. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed with management Healthcare Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2022.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in Healthcare Trust, Inc.’s Annual Report to Stockholders for the year ended December 31, 2022.
Audit Committee
Leslie D. Michelson (Chair)
B.J. Penn
Gov. Edward G. Rendell
Elizabeth K. Tuppeny

COMPENSATION COMMITTEE REPORT
The Company does not currently have a Compensation Committee of the Board of Directors, but the Nominating and Corporate Governance Committee of the Board of Directors carries out the responsibilities typically associated with a compensation committee. The Nominating and Corporate Governance Committee of the Board of Directors has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.
Based on the review and discussions described above, we recommended to the Board of Director that the “Compensation Discussion and Analysis” be included in Healthcare Trust, Inc.’s proxy statement.
Nominating and Corporate Governance Committee
Elizabeth K. Tuppeny (Chair)
Leslie D. Michelson
Gov. Edward G. Rendell
B.J. Penn

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of five members, of which four are independent directors as that term is defined in the Nasdaq rules and one is a “managing director,” as defined in our Bylaws. We also have one vacancy. The vacancy on the Board resulted from the death of one of our prior directors in November 2022. Our Board has not decided on a replacement to fill the vacancy. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board of Directors is divided into three classes of directors. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Edward M. Weil, Jr. and Leslie D. Michelson for election as Class III directors at the Annual Meeting, to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify. Mr. Weil and Mr. Michelson currently serve as Class III directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Mr. Weil and Mr. Michelson as the Class III directors. The election of the Class III directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Withhold votes and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Weil and Mr. Michelson will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Weil and Mr. Michelson should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EDWARD M. WEIL, JR. AND LESLIE D. MICHELSON AS CLASS III DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2026 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023. PwC has audited our consolidated financial statements every year since the year ended December 31, 2019. PwC reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
This proposal requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers have discretionary voting authority with regard to this proposal we do not expect any broker non-votes in connection with this proposal.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The following table summarizes the fees billed to us for professional services rendered by PricewaterhouseCoopers LLP, all of which have been approved by the audit committee, for the fiscal years ended December 31, 2022 and December 31, 2021, respectively:
	2022	2021
Audit Fees	$1,706,600	$1,712,700
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,706,600	$1,712,700
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution regarding the compensation of our NEOs, as disclosed in this proxy statement. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs, as disclosed in this proxy statement. Approval of this non-binding advisory resolution requires an affirmative vote of a majority of the votes cast on this proposal. We last conducted this vote at our annual meeting held in 2020. At that meeting, approximately 84% of the votes cast by our stockholders were voted in favor of the resolution. A majority of the stockholders also voted in favor of considering a resolution on this topic every three years.
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our NEOs. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement, which may not be changed except with the agreement of the Advisor. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our NEOs, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by or paid to our NEOs. We are required, however, by the terms of our advisory agreement to reimburse the Advisor for salaries, bonuses or benefits of certain of our NEOs, subject to certain limits described in more detail herein.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution regarding this reimbursement obligation at the annual meeting:
“RESOLVED, that the reimbursement to the Advisor for the amount of salaries, bonuses or benefits paid by the Advisor to certain of our NEOs as described in this proxy statement including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby approved.”
While this resolution is advisory and non-binding, the nominating and corporate governance committee will consider the vote on this proposal in its future discussions regarding the compensation of our NEOs.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THIS NON-BINDING ADVISORY RESOLUTION.

CODE OF ETHICS
The Board of Directors adopted an Amended and Restated Code of Business Conduct and Ethics effective on March 7, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. A waiver of the Code of Ethics may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to their discretion, to the extent permitted by Rule 14a-4(c) under the Exchange Act.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2024 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by December 20, 2023. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
Requests for inclusion of any proposal under our Bylaws or to nominate persons to serve as a director must be submitted in accordance with the procedures set forth in our Bylaws and include the information specified in the Bylaws. Under our current Bylaws, proposals to nominate a director or other stockholder proposals must be in writing and, to be properly submitted for presentation at our 2024 Annual Meeting, must be received by our secretary at our principal executive offices during the period beginning on November 20, 2023 and ending at 5:00 p.m. Eastern Time, on December 20, 2023. In addition, in order to comply with the SEC’s universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than April 2, 2024, including providing a statement that such stockholder intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If the 2024 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2023 Annual Meeting, stockholders must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Scott M. Lappetito

Scott M. Lappetito
Chief Financial Officer, Secretary and Treasurer

HEALTHCARE TRUST, INC. 650 FIFTH AVE, 30TH FLOOR NEW YORK, NY 10019 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com/HTI or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HTI2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V15185-P91619THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.HEALTHCARE TRUST, INC. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals:1.Election of DirectorsNominees for Class III Directors:ForWithhold 1a.Edward M. Weil, Jr.1b.Leslie D. Michelson !!!! For Against Abstain 2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the year ending December 31, 2023. 3.A proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein. 4.To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the proxy holder. NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! !! ! ! Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:The Proxy Statement and the Annual Report to Stockholders are available at www.proxyvote.com/HTI.V15186-P91619HEALTHCARE TRUST, INC.Annual Meeting of StockholdersJune 1, 2023 1:00 p.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of Healthcare Trust, Inc., a Maryland corporation (the “Company”), hereby appoint(s) Edward M. Weil, Jr. and Scott M. Lappetito, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/HTI2023 on June 1, 2023, commencing at 1:00 p.m., Eastern Time, and any and all postponements or adjournments thereof, to cast at such Annual Meeting on behalf of the undersigned all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting, to the extent permitted by Rule 14a-4(c) under the Exchange Act. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction if given, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” the persons nominated by our Board of Directors and “FOR” Proposals 2 and 3, as more particularly each of described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, to the extent permitted by Rule 14a-4(c) under the Exchange Act, including a motion to postpone or adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side